Exhibit 99.1


           Certification of Principal Executive Officer and Principal
                    Financial Officer pursuant to Section 906


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


     I, James E. Miller, of Miller Diversified Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

     (1) The Quarterly report on Form 10-QSB of the Company for the quarterly period ended November 30, 2002 (the "Report") fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934;

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   January 13, 2003

                                            /s/  James E. Miller
                                            --------------------------------
                                                 James E. Miller
                                                 Principal Executive Officer and
                                                 Principal Financial Officer